As filed with the Securities and Exchange Commission on May 11, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2005

(Exact name of registrant as specified in its charter)

Delaware	0-17085	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14272 Franklin Avenue, Suite 100, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 11, 2005, Peregrine Pharmaceuticals, Inc., (the “Registrant”) issued and sold 3,125,000 shares of its common stock (the “Shares”) for net proceeds of $3,000,000, pursuant to an effective shelf Registration Statement on Form S-3 (No. 333-121450) and a Prospectus Supplement dated May 11, 2005 to a Prospectus dated December 20, 2005. The Shares were sold to one “accredited investor” as that term is defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended. The Registrant did not issue any warrants or pay any commissions in connection with the sale of the Shares.

Item 9.01. Financial Statements and Exhibits.

(c)    Exhibits.

5.1	Opinion of Snell & Wilmer LLP

23.1	Consent of Snell & Wilmer LLP (reference is made to Exhibit 5.1)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEREGRINE PHARMACEUTICALS, INC.

Date: May 11, 2005	By:	/s/ STEVEN W. KING
Steven W. King,
President and Chief Executive Officer